UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  August 1, 2003
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1727	39-1775292

Item 5. Other Events and Regulation FD Disclosure

On October 25, 2002, the Emerging Issues Task Force of the Financial Accounting Standards Board issued Emerging Issue Task Force Issue No. 02-03, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" ("EITF 02-03"). EITF 02-03 rescinded EITF 98-10 and requires net reporting of revenues and cost of energy sold for certain trading activities. EITF 02-03 also requires energy companies to retroactively reclassify previously reported revenues to comply with the new net reporting requirements.

WPS Resources and its subsidiaries were required to adopt the revenue net reporting requirements of EITF 02-03 on January 1, 2003. In the 2002 annual report on Form 10-K of WPS Resources (the "2002 Annual Report") WPS Resources reported these revenues and related cost of sales in compliance with required accounting, that was in effect at that time. Therefore, to comply with the net reporting requirements of EITF 02-03, WPS Resources and its subsidiaries have reclassified revenues previously reported in the 2002 Annual Report. EITF 02-03 requires that revenues related to derivative instruments classified as trading be reported net of related cost of sales for all periods presented.

In compliance with informal SEC guidance, WPS Resources is filing this Current Report on Form 8-K to present reclassified financial statements in response to the requirements of EITF 02-03. The reclassified financial statements are set forth in the attached exhibits to this Form 8-K. These exhibits contain information identical to the corresponding items of the 2002 Annual Report, except that the information contained in the exhibits has been updated to the extent necessary to report energy-trading contracts net of related cost of sales in the income statement for all periods presented. Other than the correction of any typographical errors and a minor correction to the contractual obligations table the other information contained in the attached exhibits has not been revised or modified. There have been no events subsequent to December 31, 2002 that would require the financial statements as of December 31, 2002 to be updated. Neither reported margins, net income, nor cash flows were impacted by the reclassification of revenue upon adoption of EITF 02-03.

Item 7. Financial Statements and Exhibits.

(a) None

(b) None

(c) Exhibits

23.0	Independent Auditors' Consent
99.1	Portion of Form 10-K Item 1. Business. (WPS Resources' information only)
99.2	Portion of Form 10-K Item 6. Selected Financial Data. (WPS Resources' information only)
99.3	Form 10-K Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)
99.4	Form 10-K Item 8. Financial Statements and Supplementary Data. (WPS Resources' information only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: August 1, 2003

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated July 25, 2003

Exhibit Number
23.0	Independent Auditor's Consent
99.1	Portion of Form 10-K Item 1. Business. (WPS Resources' information only)
99.2	Portion of Form 10-K Item 6. Selected Financial Data. (WPS Resources' information only)
99.3	Form 10-K Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation. (WPS Resources' information only)
99.4	Form 10-K Item 8. Financial Statements and Supplementary Data. (WPS Resources' information only)